UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 28, 2012

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 First Avenue, Suite 320, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 467-5342

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

EXPLANATORY NOTE

On March 1, 2012, Lenco Mobile Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Form 8-K”) regarding the information required by Item 4.01 relating to a change in the Company’s independent registered public accounting firm. The Form 8-K was subsequently amended by Amendment No. 1 to the Form 8-K (the "First Amendment"), filed with the SEC on March 19, 2012.

This Amendment No. 2 (this “Second Amendment”) is being filed to furnish the letter provided by Gruber & Company LLC (“Gruber & Company”), the Company's independent registered public accounting firm for the fiscal year 2009 with respect to the disclosures regarding Gruber & Company in the First Amendment. In connection with the First Amendment, the Company provided Gruber & Company with a copy of the disclosures set forth therein and requested that Gruber & Company furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with those statements related to Gruber & Company. The Company has received the requested letter from Gruber & Company, a copy of which is filed herewith as Exhibit 16.2 to this Current Report on Form 8-K/A. The disclosures contained under Item 5.02 in the Form 8-K and under Item 4.01 of the First Amendment are not affected by this Second Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from SingerLewak LLP (incorporated by reference herein to Exhibit 99.1 to the Company's Current Report on Form 8-K/A filed on March 19, 2012 [Commission File No. 000-53830])
16.2	Letter from Gruber & Company, LLC
99.1	Press release dated March 1, 2012 (incorporated by reference herein to Exhibit 99.1 to the Company's Current Report on Form 8-K filed on March 1, 2012 [Commission File No. 000-53830])

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

Dated: March 26, 2012	By:	/s/ Chris Dukelow
Chris Dukelow Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from SingerLewak LLP (incorporated by reference herein to Exhibit 99.1 to the Company's Current Report on Form 8-K/A filed on March 19, 2012 [Commission File No. 000-53830])
16.2	Letter from Gruber & Company, LLC
99.1	Press release dated March 1, 2012 (incorporated by reference herein to Exhibit 99.1 to the Company's Current Report on Form 8-K filed on March 1, 2012 [Commission File No. 000-53830])

4